UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Information Statement

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☒	Definitive Information Statement

ONCOLIN THERAPEUTICS, INC.
(Name of Registrant As Specified In Its Charter)

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INFORMATION STATEMENT
Relating to Notice of Written Consent of Shareholders
in Lieu of a Special Meeting of Shareholders

Oncolin Therapeutics, Inc.
710 N. Post Oak Road, Suite 410
Houston, Texas 77024
(713) 780-0806

August 16, 2010

To Our Shareholders:

The purpose of this Notice is to inform you that shareholders owning a majority of the outstanding shares of the common stock, par value $0.001, of Oncolin Therapeutics, Inc. have approved the following actions by written consent in lieu of a special meeting:

(1)	an Amendment to our Amended and Restated Articles of Incorporation to change our corporate name to “Bering Exploration, Inc.”;

The record date for the determination of shareholders entitled to receive notice on the preceding items was June 4, 2010.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the filing of the Articles of Amendment to Amended and Restated Articles of Incorporation will not be effected until a date at least 20 days after the date on which this Information Statement has been mailed to our shareholders.  We anticipate that the actions contemplated herein will be effected on or about the close of business on September 7, 2010.

We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such persons.

WE ARE NOT ASKING FOR YOUR PROXY.  Because the written consent of shareholders satisfies any applicable shareholder voting requirement of the Nevada Revised Statutes, our Amended and Restated Articles of Incorporation, as amended, and Bylaws, we are not asking for a proxy and you are not requested to send one.

The accompanying Information Statement is for information purposes.  Please read the accompanying Information Statement carefully.

By Order of the Board of Directors,

/s/ J. Leonard Ivins
J. Leonard Ivins
President

This Information Statement Is Being Provided to You
By the Board of Directors of the Company.

We Are Not Asking You for a Proxy, and
You Are Requested Not to Send Us a Proxy.

Information Statement pursuant to Section 14c of the Securities Exchange
Act of 1934 and Rule 14c-1 et seq and Notice of Actions
Taken by Written Consent of the Shareholders

As used in this Information Statement, “we”, “us”, “our”, “Company”
and “Oncolin” refer to Oncolin Therapeutics, Inc.

Approximate Date of Mailing: August 19, 2010

INTRODUCTION

In accordance with the provisions of Section 14(c) of the Securities Exchange Act of 1934 and Rule 14c-1 promulgated thereunder, this Information Statement is first being furnished on or about August 19, 2010, to the holders of record as of the close of business on June 4, 2010 (the “Record Date”), of shares of common stock, $0.001 par value per share (the “Common Stock”), of Oncolin Therapeutics, Inc., a Nevada corporation.  This Information Statement is to notify such shareholders that, on July 30, 2010, we received the written consent in lieu of a meeting of shareholders from holders of a majority of our Common Stock (the “Majority Shareholders”), representing in excess of 85% of the outstanding shares of our Common Stock, approving the following:

(1)	an Amendment to our Amended and Restated Articles of Incorporation to change our corporate name to “Bering Exploration, Inc.” (the “Name Change”);

Our Board of Directors knows of no other matters other than those described in this Information Statement that have been recently approved or considered by the holders of a majority of the shares of our Common Stock.

A copy of the Second Amended and Restated Articles of Incorporation to be filed with the Secretary of State of Nevada is attached hereto as Exhibit “A”.

This Information Statement is first being mailed or furnished to our shareholders on or about August 19, 2010.  The Name Change will not occur until at least 20 days after such date.

Our Board of Directors has determined that our shareholders ARE NOT REQUIRED to return their certificates to have them re-issued by our Transfer Agent.

General

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

We will only deliver one Information Statement to multiple shareholders sharing an address, unless we have received contrary instruction from one or more of the shareholders.  Upon written or oral request, we will promptly deliver a second copy of this Information Statement and any future annual reports and information statements to any shareholder to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any shareholder or shareholders sharing an address to which multiple copies are now delivered. You should direct any requests to the following address: Oncolin Therapeutics, Inc., Attention: Investor Relations, 710 N. Post Oak Road, Suite 410, Houston, Texas 77024.

Dissenter’s Rights

Neither Nevada law nor our Amended and Restated Articles of Incorporation, as amended, and Bylaws, provide our shareholders with dissenters’ rights in connection with any of the matters contained in this Information Statement.

DESCRIPTION OF SHAREHOLDER MATTERS

Item No. 1 – Corporate Name Change

Our Board of Directors and the Majority Shareholders have approved a corporate name change (the “Name Change”).

On May 19, 2010, the Board of Directors and the Majority Shareholders approved an Amendment to our Amended and Restated Articles of Incorporation to change our corporate name to China Development Group, Inc.(the “June Name Change”) and a 1-for-20 reverse split of our issued and outstanding Common Stock (the “Reverse Split”).  The June Name Change was made in order to reflect the Company’s focus on developing product candidates for the Chinese markets.   As noted in our Form 14C filed on June 12, 2010, the June Name Change and Reverse Split will become effective as of the date of filing the reincorporation documents, with such date being referred to as the “effective time.”   These filings have not been completed and the June Name Change and Reverse Split have not become effective.  Accordingly, the Company’s name remains Oncolin Therapeutics, Inc. and the total number of shares outstanding has not been reduced by the effect of the Reverse Split.  However, since our Form 10-K for the year ended March 31, 2010 was filed subsequent to the approval of the Reverse Split, and reflects the Reverse Split, we are disclosing shareholder vote information on both a pre Reverse Split and post Reverse Split basis.  Under the proposed amendment, in order to effect the Name Change, our Amended and Restated Articles of Incorporation would be amended to change our corporate name to “Bering Exploration, Inc.”

Reasons for the Corporate Name Change

The principal purpose for changing our corporate name is to convey more clearly a sense of our new business direction, which is to acquire oil and gas properties.

Vote Required

We have obtained approval to effect the Name Change through the written consent of the Majority Shareholders.  Therefore, a special meeting of our shareholders to approve the Name Change will not take place for this purpose.

SUMMARY

On July 30, 2010, our Board of Directors voted to approve and recommend each of the Items described above and, on July 30, 2010, the Majority Shareholders, holding approximately 85.6% of the then-outstanding shares of our Common Stock on a pre Reverse Split basis and on a post Reverse Split basis, and acting by written consent in lieu of a special meeting, approved and adopted each of the Items described above.  This action by written consent eliminated the need for a special shareholder meeting to approve these matters.  This also reduces the costs and management time involved in holding a special meeting and allows us to effect the filing of the Articles of Amendment to Amended and Restated Articles of Incorporation as quickly as possible.

The Articles of Amendment to Amended and Restated Articles of Incorporation relating to the Name Change and Reverse Split will be filed on or about September 7, 2010, with the Secretary of State of the State of Nevada, which is not less than 20 days from the date of mailing of this Information Statement.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

As of the Record Date, 473,655,263 shares of our Common Stock were issued and outstanding, without giving effect to the Reverse Split.  After giving effect to the Reverse Split, 23,682,763 shares of our Common Stock were issued and outstanding.  No shares of preferred stock have been issued or are outstanding.  Each share of common stock entitles the holder to one vote on each matter that may come before a meeting of our shareholders.  Our common stock trades on the Pink Sheets, under the symbol “OCOL”.

On July 30, 2010, our Board or Directors approved the Name Change.  Four shareholders holding an aggregate of 405,405,194 pre Reverse Split shares and 20,270,260 post Reverse Split shares, or 85.6% and 85.6%, respectively, approved this action.

If the proposal had not been adopted by the Majority Shareholders by written consent in lieu of a meeting, it would have been necessary for the proposal to have been considered by our shareholders at a special or annual shareholders’ meeting convened for at least the purpose of approving such proposal.

Approval of the Name Change by the written consent without a meeting of shareholders of the holders of outstanding shares of voting stock having not less than the minimum number of votes that would be needed to authorize or take the action at a meeting at which all shares entitled to vote were present is authorized by the Nevada Revised Statutes. The Nevada Revised Statutes provide that a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend our Amended and Restated Articles of Incorporation.  In order to eliminate the costs and management time involved in holding a special meeting, and in order to effectuate the amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company decided to utilize the written consent of the Majority Shareholders of the Company.

On July 30, 2010, the Majority Shareholders, by written consent in lieu of a meeting, approved an Articles of Amendment to Amended and Restated Articles of Incorporation.  No further consents, votes or proxies are or were necessary to effect the approval of the Articles of Amendment to Amended and Restated Articles of Incorporation.

Under the Nevada Revised Statutes, dissenting shareholders are not entitled to appraisal rights with respect to the Articles of Amendment covering the Name Change, and we will not independently provide shareholders with any such right.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the date hereof, information regarding beneficial ownership of our capital stock by (i) each person, or group of affiliated persons, known by us to be the beneficial owner of more than five percent of any class of our voting securities; (ii) each of our directors; (iii) each of the named executive officers; and (iv) all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC, based on voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock underlying warrants held by that person are deemed to be outstanding if the warrants are exercisable within 60 days of the date hereof.

Since the filings necessary to complete the Reverse Split have not been completed, the Company is presenting the beneficial ownership information on a Pre Reverse Split basis and on a Post Reverse Split basis.

Pre Reverse Split
All percentages in the following table are based on a total of 473,655,263 shares of common stock outstanding on the Record Date.  Except as indicated in the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address for each of the shareholders in the table below is c/o Oncolin Therapeutics, Inc., 710 N. Post Oak Road, Suite 410, Houston, Texas 77024.

	Beneficially Owned
Name and Address of Beneficial Owner	Shares	Percent
Kevan M. Casey	105,593,640	22.3%
KM Casey No. 1, LTD. (1)	259,774,130	54.8%
Silver Star Holding (2)	22,799,924	4.8%
J. Leonard Ivins (3)	17,237,500	3.6%

(1)  KM Casey No. 1, LTD.’s address is 710 N. Post Oak Road, Suite 410, Houston, Texas 77024.   Kevan M. Casey has investment and voting control of KM Casey No. 1, LTD.
(2) Silver Star Holding’s address is 710 N. Post Oak Road, Suite 410, Houston, Texas 77024, Kevan M. Casey has investment and voting control of KM Casey No. 1, LTD.
(3) J. Leonard Ivins’ address is 710 N. Post Oak Road, Suite 410, Houston, Texas 77024.

Post Reverse Split
All percentages in the following table are based on a total of 23,682,763 shares of common stock outstanding on the Record Date.  Except as indicated in the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address for each of the shareholders in the table below is c/o Oncolin Therapeutics, Inc., 710 N. Post Oak Road, Suite 410, Houston, Texas 77024.

	Beneficially Owned
Name and Address of Beneficial Owner	Shares	Percent
Kevan M. Casey	5,279,682	22.3%
KM Casey No. 1, LTD. (1)	12,988,707	54.8%
Silver Star Holding (2)	1,139,996	4.8%
J. Leonard Ivins (3)	861,875	3.6%

(1)  KM Casey No. 1, LTD.’s address is 710 N. Post Oak Road, Suite 410, Houston, Texas 77024.   Kevan M. Casey has investment and voting control of KM Casey No. 1, LTD.
(2) Silver Star Holding’s address is 710 N. Post Oak Road, Suite 410, Houston, Texas 77024, Kevan M. Casey has investment and voting control of KM Casey No. 1, LTD.
(3) J. Leonard Ivins’ address is 710 N. Post Oak Road, Suite 410, Houston, Texas 77024.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth our current officers and directors.

Name	Age	Position

J. Leonard Ivins	71	Chief Executive Officer and Director
Kevan Casey	38	Secretary and Director

J. Leonard Ivins.  Mr. Ivins has served as the Company’s Chief Executive Officer and a director since May 2007.  He has also served as the Chief Executive Officer for the Company’s wholly-owned subsidiary since December 2007.  From November 2000 until September 2006, Mr. Ivins served as a director of eLinear, Inc., an integrated technology solutions provider of security, IP Telephony and network and storage solutions infrastructure.  Mr. Ivins was also a member of the audit and compensation committees of eLinear.  In September 2006, eLinear filed for protection under Chapter 7 of the Bankruptcy Code.  Since 1995, he has been a private investor.  Previously, Mr. Ivins was a founder and co-owner of a privately held company that was an FDIC and RTC contractor.  From 1979 to 1981, Mr. Ivins was a turnaround and workout consultant to small, publicly held oil and gas companies. From 1970 to 1975, Mr. Ivins was president of The Woodlands Development Corporation and a director of Mitchell Energy and Development Corp.

Kevan Casey.  Kevan Casey has served as a Director since 2008.   From October 2007 to March 2009 Mr. Casey served as Chairman of the Board of Striker Oil & Gas, Inc.  Between July 2004 and September 2007, Mr. Casey was the President and Chief Executive Officer of Striker Oil & Gas, Inc.  From April 2003 until December 2005, Mr. Casey was chairman of eLinear, Inc., an integrated technology solutions provider of security, IP Telephony and network and storage solutions infrastructure listed on the American Stock Exchange.  Mr. Casey co-founded NetView Technologies, Inc. in December 2001 and served as its president from its inception.  NetView was acquired by eLinear, Inc. in April 2003.  In September 2006, eLinear filed a voluntary petition in the United States Bankruptcy Court for the Southern District of Texas, Houston Division, seeking relief under Chapter 7 of the United States Code.  In 1998, Mr. Casey founded United Computing Group and United Consulting Group, a value-added retailer and an information technology consulting firm, where he served as president and chief executive officer.  In December 1999, United Computing Group and United Consulting Group were acquired by C1earWorks.net, Inc., and Mr. Casey continued as president of the companies until December 2001.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth, for the years indicated, all cash compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities by our Chief Executive Officer and all other executive officers who received or are entitled to receive remuneration in excess of $100,000 during the stated periods.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
J. Leonard Ivans - Chief Executive Officer	2010	—	6,400	(1)	—	—	—	—	—		6,400
	2009	—	—		—	—	—	—	146,250	(1)	146,250
	2008	—	—		—	—	—	—	—		—

(1)	Mr. Ivins compensation consisted of restricted stock grants in lieu of cash compensation. The stock awards were valued based upon the closing price of the Company’s common stock on the date of grant.

Outstanding Equity Awards at Fiscal Year End Table

The table below sets forth information with respect to our named executive officers regarding the value of equity compensation as of March 31, 2010.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
none	—	—	—	—	—

Employment Contracts and Termination of Employment and Change-in-Control Agreements

The Company currently has no employment agreements in effect.

Outstanding Option Awards at Year End

The Company has no unexercised options to purchase common stock, stock options that have not vested and equity-incentive plan awards outstanding at March 31, 2010, for any executive officer.

BOARD OF DIRECTORS; COMPENSATION; MEETINGS; COMMITTEES

Board Composition & Meetings

The Company’s board of directors currently consists of two members.  Each of its directors is elected annually at its annual meeting.  There are no family relationships between any of the Company’s officers and directors.  Our full Board of Directors did not meet during Fiscal 2010, but did take action by unanimous written consent in lieu of a meeting on 8 occasions.

Committees of the Board & Director Independence

Our board of directors is currently composed of two directors, neither of which would qualify as an independent director based on the definition of independent director set forth in Section 240.10A-3 of the Securities Act of 1933.  We are not subject to corporate governance rules that require that a board of directors be composed of a majority of independent directors.  The Board has not established any committees and, accordingly, the Board serves as the audit, compensation, and nomination committee, and we have no audit committee financial expert.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on the Company’s board of directors or Compensation Committee.  No member of the Company’s Board of Directors is an executive officer of a company in which one of the Company’s executive officers serves as a member of the board of directors or compensation committee of that company.

Board Leadership Structure

The Board elects its Chairman and appoints the Company’s Chief Executive Officer according to what it determines is best for the Company and its stockholders at any given time. The offices of Chairman and Chief Executive Officer are currently held by separately, which the Board has determined is in the best interests of the Company and its stockholders at this particular time.  However, the Board does not believe there should be a fixed rule as to whether the offices of Chairman and Chief Executive Officer should be vested in the same person or two different people, or whether the Chairman should be an employee of the Company or should be elected from among the non-employee directors. The needs of the Company and the individuals available to fulfill these roles may dictate different outcomes at different times, and the Board believes that retaining flexibility in these decisions is in the best interest of the Company and its stockholders.

Director Compensation

No directors received any fees for their services during the fiscal years ended March 31, 2010, 2009, 2008 and 2007.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

On May 10, 2007, Secure Voice Communications, Inc. (Texas) entered into a note agreement with Secure Voice Communications, Inc. (Florida) to acquire the license rights to a voice over IP (“VoIP”) technology. The principal amount of the note is $200,000 with an annual interest rate of 9% (the “SV Note”) and principal and accrued and unpaid interest due May 10, 2008. The principal amount of the note exceeded the fair value of the license rights of $80,100 and the excess was charged to compensation expense.  Secure Voice Communications, Inc. (Florida) is owned 100% by KM Casey No. 1 LTD which is an affiliate of Kevan Casey, who is also affiliated with Silver Star Holdings, the majority shareholder of Oncolin.  The SV Note was converted to equity on October 28, 2008.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the registrant's officers and directors, and persons who own more than 10% of a registered class of the registrant's equity securities, to file reports of ownership and changes in ownership of equity securities of the Registrant with the Securities and Exchange Commission. Officers, directors and greater-than 10% shareholders are required by the Securities and Exchange Commission regulation to furnish the registrant with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during our most recent fiscal year and Forms 5 and amendments thereto furnished to us with respect to our most recent fiscal year, all required Section 16(a) forms have been filed.

LEGAL PROCEEDINGS

We are not currently involved in any legal proceedings.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports, proxy statements and other information, including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”), with the SEC.  Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, D.C. 20549.  Copies can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.  The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders who wish to communicate with the Board of Directors or with a particular director may send a letter to us at 710 N. Post Oak Road, Suite 410, Houston, Texas 77024.  Any communication should clearly specify it is intended to be made to the entire Board of Directors or to one or more particular director(s).  Under this process, the recipient of the communication will review such correspondence and will forward to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the reviewer, deals with the functions of the Board of Directors, or that the reviewer otherwise determines requires their attention.  Directors may at any time review a log of all correspondence received by us that is addressed to the members of the Board of Directors and request copies of such correspondence.  Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Board of Directors.

NO SOLICITATION OF PROXIES

This Information Statement is furnished to shareholders pursuant to the requirements of Section 14(c) under the Exchange Act to report action taken by written consent of the Majority Shareholders. No action is required upon the part of any other shareholder, and no proxy is being solicited. We are bearing the costs associated with this Information Statement.

COPIES OF OUR ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 31, 2010, ON FORM 10-K ARE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO: ONCOLIN THERAPEUTICS, INC., 710 N. POST OAK ROAD, SUITE 410, HOUSTON, TEXAS 77024, ATTENTION: INVESTOR RELATIONS.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2010.

ONCOLIN THERAPEUTICS, INC.

	By:	/s/ J. Leonard Ivins
J. Leonard Ivins
Chief Executive Officer

Exhibit “A”

Form of Articles of Amendment to Amended and Restated Articles of Incorporation

SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
BERING EXLORATION, INC.

Bering Exploration, Inc., pursuant to Sections 78.390 and 78.403 of the Nevada Revised Statutes, adopts these Amended and Restated Articles of Incorporation.  The following Amended and Restated Articles of Incorporation were adopted by unanimous consent of the Board of Directors pursuant to Section 78.315 of the Nevada Revised Statutes and by Consent of Majority Stockholders pursuant to Section 78.320 of the Nevada Revised Statutes.

The following Amended and Restated Articles of Incorporation amend the original Articles of Incorporation in its entirety, as follows:

ARTICLE I
NAME

The name of the corporation is Bering Exploration, Inc., hereinafter referred to as the “Corporation.”

ARTICLE II
PRINCIPAL OFFICE

Section 2.01.  Resident Agent.  The name and address of its resident agent for service of process is Resident Agents of Nevada, Inc., 711 S. Carson, Suite 4, Carson City, Nevada 89701.

Section 2.02.  Other Offices.  The corporation may also maintain officers for the transaction of any business at such other places within or without the State of Nevada as it may from time to time determine.  Corporate business of every kind and nature may be conducted, and meetings of directors and shareholders held outside the State of Nevada with the same effect as if in the State of Nevada.

ARTICLE III
PURPOSE

The corporation is organized for the purpose of engaging in any lawful activity, within or without the State of Nevada.

ARTICLE IV
SHARES OF STOCK

Section 4.01.  Number and Class.  The total number of shares of stock that the Corporation shall have authority to issue is 525,000,000, consisting of 500,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 25,000,000 shares of preferred stock par value $0.001 per share (“Preferred Stock”).

Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation (“Board of Directors”) prior to the issuance of any shares thereof.  Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof.

Section 4.02.  No Preemptive Rights.  Holders of the Corporation’s Common Stock shall not have cumulative voting rights nor preemptive rights.

Section 4.03.  Assessment of Shares.  No fully paid shares of any class of stock of the Corporation shall be subject to any further call or assessment in any manner or for any cause.  The good faith determination of the Board of Directors of the Corporation shall be final as to the value received in consideration of the issuance of fully paid shares.

ARTICLE V
DIRECTORS

Section 5.01.  Governing Board.  The members of the board of the Corporation shall be styled directors.

Section 5.02.  Board of Directors.  The Board of Directors shall consist of at least one (1) but no more than five (5) members.

Section 5.03.  Change in the Number of Directors.  The number of directors may be increased or decreased by a duly adopted amendment to the Bylaws of the Corporation.

ARTICLE VI
PERIOD OF DURATION

The Corporation is to have a perpetual existence.

ARTICLE VII
DIRECTORS AND OFFICERS’ LIABILITY

A director or officer of the corporation shall not be personally liable to this corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but the article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (ii) the unlawful payment of dividends.  Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the corporation for acts and omissions prior to such repeal or modification.

ARTICLE VII
INDEMNITY

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith.  Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person.  The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.  Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

Without limiting the application of the foregoing, the Board of Directors may adopt Bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as director or officer of another corporation, or as is representative in a partnership, joint venture, trust or other enterprises against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

ARTICLE IX
AMENDMENTS

Subject at all times to the express provisions of Section 4.03 which cannot be amended, this corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation or its Bylaws, in the manner now or hereafter prescribed by statute of by these Articles of Incorporation or said Bylaws, and all rights conferred upon the shareholders are granted subject to this reservation.

ARTICLE X
POWERS OF DIRECTORS

In furtherance, and not in limitation of the powers conferred by statue, the Board of Directors is expressly authorized:

1.	Subject to the Bylaws, if any, adopted by the shareholders, to make, alter or repeal the Bylaws of the corporation;

2.	To authorize and cause to be executed mortgages and liens, with or without limit as to amount, upon the real and personal property of the corporation;

3.	To authorize the guaranty by the corporation of securities, evidences of indebtedness and obligations of other persons, corporation and business entities;

4.	To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve; and

5.
By resolution adopted by a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation, which, to the extent provided in the resolution or in the By-laws of the Directors in the management of the business and affairs of the corporation, any may authorize the seal of the corporation to be affixed to all papers which may require it.  Such committee or committees shall have such name or names as may be stated in the Bylaws of the corporation or as may be determined from time to time by resolution adopted by the Board of Directors.

All corporate powers of the corporation shall be exercised by the Board of Directors except as otherwise provided herein or by law.

Signed this 30th day of July 2010.

BERING EXPLORATION, INC.

By:	/s/ J. Leonard Ivins
Name: J. Leonard Ivins
Title: Chief Executive Officer